SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 29, 2001


                          UCI Medical Affiliates, Inc.
         (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                             0-13265            59-2225346
              ------------                                         -------            ----------
(State or Other Jurisdiction of Incorporation)        (Commission File Number)(IRS Employer Identification)



                  4416 Forest Drive, Columbia, South Carolina 29206
                 ---------------------------------------------------
              (Address, Including Zip Code of Principal Executive Offices)


                               (803) 782-4278
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                 ---------------
              (Former Name or Former Address, if Changed Since Last Report)

Item 4 - Change in Registrant's Certifying Accountant.

(a) On November 29, 2001, UCI Medical Affiliates, Inc. (the "Company") notified PricewaterhouseCoopers LLP that it would not be retained by the Company to perform the audit of the financial statements of the Company for the fiscal year ended September 30, 2001. The decision to change independent accountants was approved by the Audit Committee of the Company. PricewaterhouseCoopers LLP had served as the Company's principal independent accountants for the fiscal years ended September 30, 1995 through 2000. The Company's decision to dismiss PricewaterhouseCoopers LLP for the fiscal 2001 audit was not the result of any prior, current or expected disagreement with the Company.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for each of the past two fiscal years ended September 30, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports for each of the past two fiscal years contain an explanatory paragraph relating to the Company's ability to continue as a going concern as a consequence of losses incurred from continuing operations.

In connection with its audits of the financial statements of the Company for the fiscal years ended September 30, 2000 and 1999, and through November 29, 2001, the Company had no disagreement with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

The Company requested PricewaterhouseCoopers LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Company in responding to this item 4(a), and if not, stating the respects to which they do not agree. Such letter is attached hereto as Exhibit 16, (page 4 of 4).

(b) At its meeting on November 29, 2001, the Audit Committee of the Company approved the engagement of the accounting firm of Scott McElveen, LLP as independent accountants to audit the Company's financial statements for the fiscal year ended September 30, 2001. As of November 29, 2001, the Company had not on any occasion consulted with Scott McElveen, LLP regarding any of the matters set forth in item 304 (a)(2) of Regulation S-K.

Item 7 - Financial Statements and Exhibits

(1)      Not Applicable

(2)      Not Applicable

(3)      Exhibits

         Exhibit 16 - letter of PricewaterhouseCoopers, LLP to the Securities and Exchange Commission dated November 30, 2001

                                   SIGNATURES

Pursuant to requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




UCI MEDICAL AFFILIATES, INC.
(Registrant)

/s/ Jerry F. Wells, Jr., CPA
--------------------------------------------
Jerry F. Wells, Jr., CPA
Executive Vice President of Finance,
Chief Financial Officer, and Principal Accounting Officer





Date:  December 3, 2001

                                   EXHIBIT 16



                               ORIGINAL LETTER ON
                      PRICEWATERHOUSECOOPERS LLP LETTERHEAD
                     ON FILE IN UCI'S CORPORATE HEADQUARTERS



November 30, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Comissioners:

We have read the statements made by UCI Medical Affiliates, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report dated November 29, 2001. We agree with the statements concerning our Firm in such Form 8-K.



Very truly yours,


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP